UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 6, 2007


                       FGX INTERNATIONAL HOLDINGS LIMITED
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            (Exact name of Registrant as specified in its charter)

                             British Virgin Islands
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                         (State or other jurisdiction of
                                 incorporation)


     001-33760                                                   98-0475043
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    (Commission                                                 (IRS Employer
   File Number)                                                Identification
                                                                    No.)
                          500 George Washington Highway
                         Smithfield, Rhode Island 02917
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            (Address of principal executive offices, including zip code)

                                 (401) 231-3800
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

      On December 6, 2007, FGX International Holdings Limited (the "Company") issued a press release announcing selected financial results for the third quarter of fiscal 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01   Regulation FD Disclosure

        The Company's December 6, 2007 press release furnished herewith as
Exhibit 99.1 also announced a voluntary recall of certain products.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

        Exhibit No.           Description

        99.1                  Press Release dated December 6, 2007.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FGX INTERNATIONAL HOLDINGS LIMITED
                                         (Registrant)


December 6, 2007                         By: /s/ Alec Taylor
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                                         Alec Taylor
                                         Chief Executive Officer


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